RAMIUS DYNAMIC REPLICATION FUND

Class/Ticker
Class A RDRAX
Class I RDRIX

PROSPECTUS

March 1, 2012, as amended September 20, 2012

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

Ramius Dynamic Replication Fund
A series of the Investment Managers Series Trust (the "Trust")

Table of Contents

SUMMARY SECTION	1
MORE ABOUT THE FUND'S INVESTMENT OBJECTIVE, STRATEGIES AND RISKS	8
MANAGEMENT OF THE FUND	18
PURCHASE OF SHARES	19
YOUR ACCOUNT WITH THE FUND	23
SERVICE FEES – OTHER PAYMENTS TO THIRD PARTIES	32
DIVIDENDS AND DISTRIBUTIONS	32
FEDERAL INCOME TAX CONSEQUENCES	33
FINANCIAL HIGHLIGHTS	35

This Prospectus sets forth basic information about the Fund that you should know before investing.  It should be read and retained for future reference.  More detailed information about the Fund is contained in the Statement of Additional Information ("SAI"), which is available on the Fund's website at www.ramiusmutualfunds.com or upon request.

The date of this Prospectus is March 1, 2012, as amended September 20, 2012.

SUMMARY SECTION

Investment Objective

The Fund seeks to replicate the returns attributable to: (i) the exposure of the Ramius Custom Actively Managed Composite (the "RCAM Composite") to various markets (which we refer to as its "beta") and (ii) the changes in that market exposure from month to month (which we refer to as its "beta timing").  The RCAM Composite's market exposures, or beta, will be measured in respect to one or more market indicators, including equity index levels, equity sub-index levels, interest rates, currency exchange rates and commodities index levels.

The RCAM Composite is a proprietary composite of an uninvested portfolio of hedge funds.  The RCAM Composite is actively managed and maintained by the Fund's investment advisor, Ramius Alternative Solutions LLC (the "Advisor").  The Advisor manages the RCAM Composite with the objective of generating returns that are a better representation of hedge funds as an asset class than the returns generated by broad-based hedge fund indices. The Advisor believes that replicating the returns of the RCAM Composite attributable to beta and beta timing is likely to provide better risk-adjusted returns to the Fund, with low volatility and strategy diversification, than replicating the beta and beta timing returns of those indices.

Neither the RCAM Composite nor the Fund is an actual fund-of-hedge-funds.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of the Fund.  More information about these and other discounts is available from your financial professional and in the section titled "Class A Shares" on page 21 of the Prospectus.

	Class A Shares	Class I Shares
Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases	5.50%	None
Maximum deferred sales charge (load)	None1	None
Redemption fee if redeemed within 60 days of purchase (as a percentage of amount redeemed)	2.00%	2.00%
Wire fee	$20	$20
Overnight check delivery fee	$15	$15
Retirement account fees (annual maintenance and redemption requests)	$15	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	1.15%	1.15%
Distribution and/or service (12b-1) fees	0.25%	None
Other expenses (including dividend expenses on short sales of 0.03%)	0.46%	0.46%
Acquired fund fees and expenses	0.25%	0.25%
Total annual fund operating expenses2	2.11%	1.86%
Fee waiver and/or expense reimbursement3	(0.18)%	(0.18)%
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)2,3	1.93%	1.68%

_____________________________________________
1.      No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge ("CDSC") of 1% will be imposed on certain redemptions of such shares within 18 months of the date of purchase.

2.      The total annual fund operating expenses and net operating expenses do not correlate to the ratio of expense to average net assets appearing in the financial highlights table, which reflects only the operating expenses of the Fund and does not include acquired fund fees and expenses.

3      The Advisor has contractually agreed to waive its fees and/or pay for expenses of the Fund to ensure that total annual fund operating expenses (excluding any acquired fund fees and expenses, interest, taxes, dividends on short positions, brokerage commissions and extraordinary expenses such as litigation expenses or expenses related to activist or special situation investing) do not exceed 1.65% and 1.40% of the average daily net assets of the Fund's Class A and Class I shares, respectively.  This agreement is effective until March 1, 2013, and may be terminated by the Trust's Board of Trustees.  The Advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Fund expenses it paid to the extent a class's total annual fund operating expenses do not exceed the limits described above.

Example

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  The one-year example and the first year of the three-year example are based on net operating expenses, which reflect the expense waiver/reimbursement by the Advisor.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$735	$1,158	$1,606	$2,844
Class I shares	$171	$ 567	$989	$2,165

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 374% of the average value of its portfolio.

Principal Investment Strategies

To pursue its investment objective, the Fund invests in financial instruments that together attempt to replicate the returns of the RCAM Composite attributable to its beta and its beta timing.  The RCAM Composite is a proprietary composite of an uninvested portfolio of hedge funds encompassing a wide range of alternative asset strategies (i.e., equity long/short, credit-based, event-driven, fixed income arbitrage, convertible arbitrage or multi-strategy), and is actively managed and maintained by the Advisor.  The RCAM Composite is a dynamic composite, and the hedge funds that comprise it will vary from time to time based on the Advisor's current views.  The universe of potential RCAM Composite constituent hedge funds is not subject to any limitations based on the size of a constituent, track record, investment strategies, asset classes or other limitations commonly imposed by third-party broad-based hedge fund indices.  The Advisor believes that replicating the returns of the RCAM Composite attributable to its beta and beta timing are likely to provide better risk-adjusted returns to the Fund than replicating the beta and beta timing returns of those indices.

The Fund's portfolio is constructed, and managed, in a multi-step process:

•	First, the Advisor seeks to break down the returns of the RCAM Composite into its beta, beta timing and alpha (manager skill in security selection rather than market exposure) components.

•
Next, the Advisor analyzes, both quantitatively and qualitatively, the returns of the RCAM Composite in order to identify the various market factors (including equity index levels, interest rates, commodity index levels, currency exchange rates and the availability of credit), and their relative weightings, contributing to the RCAM Composite's performance.

•	Next, the Advisor selects a portfolio of financial instruments that it believes will perform as close to the beta and beta timing components of the RCAM Composite as possible.

•	Finally, the Advisor invests the Fund's assets in these instruments.

The Fund primarily invests in exchange-traded funds ("ETFs"), such as those that are designed to track the performance of an index or sub-index; exchange-traded notes ("ETNs"), which are debt securities typically designed to track the performance of an index or sub-index; structured notes (i.e., specially designed debt instruments whose return is determined by reference to an index or sub-index, security or commodity); and equity and fixed-income securities, including U.S. government securities and other high grade debt securities. The Fund normally also invests in derivative instruments, including options, futures and forward contracts, on U.S. and non-U.S. equity and fixed income securities indices, currencies, commodities and other instruments, and swap agreements (including credit default swaps).   The Fund currently does not expect to invest directly in individual U.S. or foreign issuers, except through investments in ETFs or ETNs or indirectly through derivative instruments.  The Fund will not invest directly in hedge funds.

To the extent the Fund engages in derivative transactions, it may be required to segregate liquid assets or otherwise cover its obligations under those transactions.  As a result, the Fund expects that it may hold a significant portion of its assets in U.S. government securities, short-term and high quality debt securities, money market instruments, cash and other cash equivalents to collateralize its derivative transactions.

The Fund may "sell short" securities and other instruments.  The Advisor also may employ financial instruments, such as options, futures and forward contracts, swap agreements and other derivative instruments, as an alternative to selling a security short.  Short-selling is considered "leverage" and may involve substantial risk.  The Fund also may engage in short-selling for hedging purposes, such as limiting exposure to possible market declines in the value of its portfolio securities.  The Advisor generally intends to reduce the Fund's market exposure, as part of a defensive strategy, in the event that the Fund's volatility rises to a level that the Advisor determines is inconsistent with the Fund's investment objective.

The Advisor executes the Fund's investment strategy, and then monitors and manages the Fund's portfolio to seek to achieve the Fund's investment objective.  Generally, the Advisor expects portfolio trading and reallocations to occur twice a month, although the Advisor may adjust the Fund's exposures on a daily basis as necessary in order to manage capital flows.  The Advisor is not restricted in terms of the amount or frequency of trades that it may make on behalf of the Fund, particularly in cases of abnormal market movements, during which trading may occur more frequently.

The Fund is "non-diversified" under the Investment Company Act of 1940, as amended (the "1940 Act"), and may invest more of its assets in fewer positions than "diversified" mutual funds.

Principal Risks

The Fund's principal risks are described below.  Before you decide whether to invest in the Fund, carefully consider these risk factors and special considerations associated with investing in the Fund, which may cause investors to lose money.

•
Alternative asset categories and investment strategies risk.  The Fund does not invest in hedge funds.  The Fund, however, seeks investment exposure to the asset classes, geographic markets and market sectors that drive the aggregate returns of the beta and beta timing components of the RCAM Composite.  As a result, the Fund utilizes investment strategies that are non-traditional and may be highly volatile.  Accordingly, investors should consider purchasing shares of the Fund only as part of an overall diversified portfolio and should be willing to assume the risks of potentially significant fluctuations in the value of Fund shares.

•
ETF risk.  ETFs typically trade on securities exchanges and their shares may, at times, trade at a premium or discount to their net asset values.  In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities (or commodities) or the number of securities (or commodities) held.  Investing in ETFs, which are investment companies, may involve duplication of advisory fees and certain other expenses.

•
ETN risk.  ETNs are debt securities that combine certain aspects of ETFs and bonds.  ETNs are not investment companies and thus are not regulated under the 1940 Act.  ETNs, like ETFs, are traded on stock exchanges and generally track specified market indices, and their value depends on the performance of the underlying index and the credit rating of the issuer.  ETNs may be held to maturity, but unlike bonds there are no periodic interest payments and principal is not protected.

•
Derivatives risk.  A small investment in derivative instruments, or "derivatives," could have a potentially large impact on the Fund's performance.  Derivatives include instruments and contracts that are based on, and are valued in relation to, one or more underlying securities, financial benchmarks or indices. Derivatives can be highly volatile, illiquid and difficult to value, and changes in the value of a derivative held by the Fund may not correlate with the underlying instrument or the Fund's other investments.  The value of a derivative depends largely upon price movements in the underlying instrument.  Many of the risks applicable to trading the underlying instrument are also applicable to derivatives trading.  However, there are additional risks associated with derivatives trading that are possibly greater than the risks associated with investing directly in the underlying instruments.  These additional risks include, but are not limited to: illiquidity risk; operational leverage risk; and counterparty credit risk.  Counterparty credit risk is particularly relevant to derivative transactions because they generally involve instruments that are traded between counterparties based on contractual relationships and are not traded on an exchange.  As a result, the Fund is subject to the risk that a counterparty will not perform its obligations under the related contracts.  There can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction as a result.  Additionally, some derivatives involve economic leverage, which could increase the volatility of these instruments as they may fluctuate in value more than the underlying instrument.  Transactions in certain derivatives are subject to clearance on a U.S. national exchange and to regulatory oversight, while other derivatives are subject to risks of trading in the over-the-counter markets or on non-U.S. exchanges.

•
Index/tracking error risk.  Although the Fund is not an index fund, it does attempt to replicate the beta and beta timing components of the RCAM Composite.  The RCAM Composite has two years of operations and may not achieve its objective of providing a more efficient risk-adjusted return profile than other broad-based hedge fund indices.  Even if the RCAM Composite achieves its objective, because the Fund's investment strategy is to attempt to predict and replicate—through quantitative and qualitative analysis—the returns from the beta and beta timing components of the RCAM Composite, the Fund's performance may not resemble such returns of the RCAM Composite during any period of time.  To the extent that these analyses are not predictive of the future returns from the beta and beta timing components of the RCAM Composite, the returns of the Fund may differ significantly from such returns of the RCAM Composite and/or hedge funds generally.

•
Management risk.  The investment process used by the Advisor could fail to achieve the Fund's investment objective and cause your investment to lose value.  The Fund's performance may not correlate to that of the RCAM Composite because of an inability to successfully identify or replicate the market exposures that drive the aggregate returns of the RCAM Composite attributable to beta or beta timing.  Accordingly, the Fund should be considered a speculative investment entailing a high degree of risk and is not suitable for all investors.

•
Leveraging risk.  The use of leverage, such as entering into futures contracts and forward currency contracts and engaging in forward commitment transactions and short sales, may magnify the Fund's gains or losses.  Because many derivatives have a leverage component, adverse changes in the value or level of the underlying instrument can result in a loss substantially greater than the amount invested in the derivative itself.

•
Credit risk.  Failure of an issuer or guarantor of a fixed income security, or the counterparty to a derivative transaction, to make timely interest or principal payments or otherwise honor its obligations, could cause the Fund to lose money.

•
Commodity sector risk.  Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities.  Prices of commodities and related contracts may fluctuate significantly over short periods for a variety of factors, including changes in supply and demand relationships, weather, fiscal, monetary and exchange control programs, acts of terrorism, tariffs and international economic, political, military and regulatory developments.  The commodity markets are subject to temporary distortions or other disruptions.  U.S. futures exchanges and some foreign exchanges have regulations that limit the amount of fluctuation in futures contract prices, which may occur during a single business day.  Once a limit price has been reached in a particular contract, no trades may be made at a different price.  Limit prices have the effect of precluding trading in a particular contract or forcing the liquidation of contracts at disadvantageous times or prices.  These circumstances could adversely affect the value of the Fund's commodity-linked investments.

•
Foreign investment risk.  To the extent the Fund has investment exposure to foreign markets through its investments in ETFs, ETNs or derivative transactions, the Fund's performance will be influenced by political, social and economic factors affecting investments in such markets, including exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.  Emerging markets tend to be more volatile than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries.

•
Currency risk.  The Fund may invest directly or indirectly in currency indices or baskets.  Investments in foreign currencies or financial instruments related to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar.  Similarly, investments that speculate on the appreciation of the U.S. dollar are subject to the risk that the U.S. dollar may decline in value relative to foreign currencies.  In the case of hedged positions, the Fund is subject to the risk that the U.S. dollar will decline relative to the currency being hedged.

•
Market sector risk.  The Fund's investment strategy may result in significant over or under exposure to certain industries or market sectors, which may cause the Fund's performance to be more or less sensitive to developments affecting those industries or sectors.

•
Liquidity risk.  When there is little or no active trading market for specific types of securities, the Fund may have difficulty selling the securities at or near their perceived value.  In such a market, the value of such securities and the Fund's share price may fall dramatically.

•
Market risk.  The market value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally.  A security's market value also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

•
Short sales risk.  The Fund may make short sales, which may involve substantial risk and "leverage."  Short sales expose the Fund to the risk that it will be required to "cover" the short position at a time when the underlying instrument has appreciated in value, thus resulting in a loss to the Fund.

•
Non-diversification risk.  Because the Fund may invest a relatively high percentage of its assets in a limited number of positions, the Fund's performance may be more vulnerable to changes in the market value of a single position and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

•
Portfolio Turnover Risk.  The Fund’s annual portfolio turnover rate may vary greatly from year to year, as well as within a given year.  Active and frequent trading may lead to a greater proportion of the Fund’s gains being treated for federal income tax purposes as short-term capital gains (which are generally taxable as ordinary income when distributed to shareholders) or may cause the Fund to distribute taxable income to its shareholders sooner than it would have distributed income if the investments were held for longer periods of time. Frequent trading would also result in transaction costs, which could detract from the Fund’s performance.

Performance

The following performance information indicates some of the risks of investing in the Fund by comparing the Fund with the performance of a broad-based market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available on the Fund’s website at www.ramiusmutualfunds.com.

Annual Total Return for Class I Shares

Average Annual Total Returns as of December 31, 2011	One Year	Since Inception (July 22, 2010) Annualized
Class I - Return Before Taxes	-3.44%	-1.25%
Class I - Return After Taxes on Distributions*	-3.82%	-1.58%
Class I - Return After Taxes on Distributions and Sale of Fund Shares*	-2.06%	-1.19%
Class A - Return Before Taxes	-8.87%	-5.20%
HFRX Global Hedge Fund Index (does not reflect deduction for fees, expenses or taxes)	-8.87%	2.58%
HFRI Fund Weighted Composite Index (does not reflect deduction for fees, expenses or taxes)	-4.83%	2.53%
*
After-tax returns are calculated using the historical highest individual federal marginal income tax rate and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your tax situation and may differ from those shown.  Furthermore, the after-tax returns are not relevant to those who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The HFRX Global Hedge Fund Index is a global investable index that is designed to be representative of the overall composition of the hedge fund universe. The Index is comprised of all eligible hedge fund strategies, which are then asset weighted based on the distribution of assets in the hedge fund industry.  There are over 40 constituent funds in the Index.  Constituent funds report daily and monthly performance, net of all fees, in U.S. dollars and typically have a minimum of $50 million under management and a 24-month track record of active performance.

The HFRI Fund Weighted Composite Index is a global, equal-weighted index of over 2,000 single-manager funds. Constituent funds report monthly performance, net of all fees, in U.S. dollars and have a minimum of $50 million under management or a 12-month track record of active performance. The Index does not include funds of hedge funds.

Effective April 24, 2012, the Fund’s performance benchmark is the HRFX Global Hedge Fund Index.  The Advisor believes the Index is a better performance benchmark for comparison to the Fund because the Index is asset weighted based on the distribution of assets in the hedge fund industry, while the funds in the HFRI Fund Weighted Composite Index are equally weighted.

Investment Adviser

Ramius Alternative Solutions LLC

Portfolio Managers

Stuart Davies and Vikas Kapoor have served as the Fund's portfolio managers since the Fund's inception in July, 2010.

Purchase and Sale of Fund Shares

The following shows the Fund's investment minimums for various types of accounts:

Minimum Investments	To Open Your Account	To Add to Your Account
Class A Shares
Direct Regular Accounts	$1,000	$50
Direct Retirement Accounts	$250	$50
Automatic Investment Plan	$250	$50
Gift Account For Minors	$250	$50
Class I Shares
All Accounts	$1,000,000	$100,000

Shares of the Fund are redeemable on any day the New York Stock Exchange is open for business through your broker-dealer or other financial intermediary, by mail, or by telephone.  If you are purchasing or redeeming Fund shares through an intermediary such as a broker-dealer or bank, contact your intermediary directly.

Tax Information

The Fund's distributions are generally taxable, and will ordinarily be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.

MORE ABOUT THE FUND'S INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

Investment Objective

The Fund seeks to replicate the returns attributable to: (i) the exposure of the Ramius Custom Actively Managed Composite (the "RCAM Composite") to various markets (which we refer to as its "beta") and (ii) the changes in that market exposure from month to month (which we refer to as its "beta timing").  The RCAM Composite's market exposures, or beta, will be measured in respect to one or more market indicators, including equity index levels, equity sub-index levels, interest rates, currency exchange rates and commodities index levels.

The RCAM Composite is a proprietary composite of an uninvested portfolio of hedge funds.  The RCAM Composite is actively managed and maintained by the Fund's investment advisor, Ramius Alternative Solutions LLC (the "Advisor").  The Advisor manages the RCAM Composite with the objective of generating returns that are a better representation of hedge funds as an asset class than the returns generated by broad-based hedge fund indices. The Advisor believes that replicating the returns of the RCAM Composite attributable to beta and beta timing is likely to provide better risk-adjusted returns to the Fund, with low volatility and strategy diversification, than replicating the beta and beta timing returns of those indices.

Neither the RCAM Composite nor the Fund is an actual fund-of-hedge-funds.

There can be no assurance that the Fund will achieve its investment objective.

The Fund's investment objective is not fundamental and may be changed by the Board of Trustees without a vote of shareholders upon 60 days' prior written notice.

The Fund's Principal Investment Strategies and the RCAM Composite

The Fund's Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing in a portfolio of financial instruments that the Advisor believes are most likely to replicate the return and risk characteristics of the beta and beta timing components of the RCAM Composite.

The Fund's portfolio is constructed, and managed, in a multi-step process:

•	First, the Advisor seeks to break down the returns of the RCAM Composite into its beta, beta timing and alpha (manager skill in security selection rather than market exposure) components.

•
Next, the Advisor analyzes, both quantitatively and qualitatively, the returns of the RCAM Composite in order to identify the various market factors (including equity index levels, interest rates, commodity index levels, currency exchange rates and the availability of credit), and their relative weightings, contributing to the RCAM Composite's performance.

•	Next, the Advisor selects a portfolio of financial instruments that it believes will perform as close to the beta and beta timing components of the RCAM Composite as possible.

•	Finally, the Advisor invests the Fund's assets in these instruments.

The Advisor believes that the process of selecting and weighing the various market factors should result in a representation of the risks associated with investing in the RCAM Composite.  The weight of a market factor driving the returns attributable to the beta and beta timing components of the RCAM Composite may be positive or negative.  In the case of a negative weighting, the Fund will invest in instruments that provide a short exposure to such factor.

The Fund primarily invests in ETFs, such as those that are designed to track the performance of an index or sub-index; ETNs, which are debt securities typically designed to track the performance of an index or sub-index; structured notes (i.e., specially designed debt instruments whose return is determined by reference to an index or sub-index, security or commodity); and equity and fixed-income securities, including U.S. government securities and other high grade debt securities.  The Fund currently does not expect to invest directly in individual U.S. or foreign issuers, except through investments in ETFs or ETNs or indirectly through derivative instruments.  The Fund will not invest directly in hedge funds.

The Fund also invests in derivative instruments, including options, futures and forward contracts, on U.S. and non-U.S. equity and fixed income securities indices, currencies, commodities and other instruments, and swap agreements (including credit default swaps).  Futures contracts generally are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price.  An index future generally obligates the Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract and the value of the index based on the prices of the securities that comprise the index.  An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time.  The Fund may engage in futures transactions on both U.S. and foreign exchanges.  A forward contract involves an obligation to purchase or sell a specific security or currency at a future date at a price set at the time of the contract.  Swap agreements are over-the-counter contracts entered into primarily by institutional investors.  In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investment or instrument.  The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount" (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate) in a particular foreign currency, or in a "basket" of swaps or securities or commodities representing a particular index.

To the extent the Fund engages in derivative transactions, it may be required to segregate liquid assets or otherwise cover its obligations under those transactions.  As a result, the Fund expects that it may hold a significant portion of its assets in U.S. government securities, short-term and high quality debt securities, money market instruments, cash and other cash equivalents to collateralize its derivative transactions.  The Fund's assets allocated to these instruments will be used primarily to finance the Fund's investments in derivatives and similar instruments.

The Fund may "sell short" securities and other instruments.  The Advisor also may employ financial instruments, such as options, futures and forward contracts, swap agreements and other derivative instruments, as an alternative to selling a security short.  Short-selling is considered "leverage" and may involve substantial risk.  The Fund also may engage in short-selling for hedging purposes, such as limiting exposure to possible market declines in the value of its portfolio securities.  The Advisor generally intends to reduce the Fund's market exposure, as part of a defensive strategy, in the event that the Fund's volatility rises to a level that the Advisor determines is inconsistent with the Fund's investment objective.

The Advisor executes the Fund's investment strategy, and then monitors and manages the Fund's portfolio to seek to achieve the Fund's investment objective.  Generally, the Advisor expects portfolio trading and reallocations to occur twice a month, although the Advisor may adjust the Fund's exposures on a daily basis as necessary in order to manage capital flows.  The Advisor is not restricted in terms of the amount or frequency of trades that it may make on behalf of the Fund, particularly in cases of abnormal market movements, during which trading may occur more frequently.

The Fund is "non-diversified" under the 1940 Act and may invest more of its assets in fewer positions than "diversified" mutual funds.

Construction and Rebalancing of the RCAM Composite

The RCAM Composite is an actively managed, uninvested portfolio of hedge funds encompassing a wide range of alternative asset strategies.  These alternative asset strategies may include, but are not limited to:

•	Credit Opportunities Strategies. Long/short strategies in corporate debt and equity securities to capture credit opportunities in all market environments.

•	Structured Credit Strategies. Long/short investment strategies in structured mortgage-backed and asset-backed securities with an emphasis on residential mortgage credit.

•
Debt and Equity Opportunities Strategies.  Long/short investment strategies in corporate debt and equity securities of leveraged companies, as well as debt and equity securities of financially distressed firms and other investments.

•	Diversified Equities Strategies. Long/short investment strategies in a broad spectrum of equity, equity-related and other securities.

•	Global Emerging Markets Strategies. Long/short investment strategies that seek to actively manage investments in opportunities throughout global emerging markets.

•	Geographic Focused Strategies. Long/short investment strategies that seek to actively manage investments in opportunities in a particular country or geographic region.

•
Sector Focused Strategies.  Long/short investment strategies that seek to actively manage investments in opportunities within particular sectors of the market, such as energy, healthcare, utilities, industrials, financial services, consumer products or technology.

•	Event-Driven Strategies. Investment strategies that involve investments in companies undergoing significant corporate transactions or structural transformations.

•
Quantitative Macro Strategies.  Investment strategies utilizing a systematic, model-driven trading approach to capture and participate in both absolute and relative value trading opportunities and structural changes in the diverse global futures and forward markets.

The RCAM Composite is constructed based on the Advisor's dynamic investment process incorporating:

•	an evaluation of macroeconomic fundamentals such as current and projected economic activity and asset price stability;

•
an assessment of the drivers supporting each asset class and hedge fund strategy which leads to a view on whether a directional, hedged or trading style within those hedge fund strategies is favorable or unfavorable over the next 6-18 months—this outlook is incorporated into a forward-looking strategy allocation framework that defines target ranges for each strategy and style;

•	a quantitative and qualitative screening of potential RCAM Composite constituents;

•	an integrated risk management framework; and

•	a sophisticated portfolio construction methodology.

The RCAM Composite is actively managed and rebalanced twice a month to reflect the Advisor's current views.  The rebalancing process utilizes current information on the outlook of the various hedge fund strategies and styles in a given market environment, changes in the universe of potential RCAM Composite constituents and detailed risk assessments of the overall portfolio.  These inputs are applied within the same portfolio construction methodology used to initially construct the RCAM Composite.  The universe of potential RCAM Composite constituents is not subject to any limitations based on the size of a constituent, track record, investment strategies, asset classes or other limitations commonly imposed by third-party broad-based hedge fund indices.

Although the Advisor is responsible for the construction and rebalancing of the RCAM Composite, the RCAM Composite was not created in connection with the Fund, nor has it been altered in connection with its use by the Fund.  Details concerning the RCAM Composite methodology and construct are generally confidential and the Fund's shareholders will not have access to all available information outlining, among other things, the details of the Advisor's investment process, the various asset classes and strategies analyzed by the Advisor, or the constituents of the Composite, all of which may vary over time.

The Fund does not attempt to replicate the returns of broad-based hedge fund indices as the Advisor believes that replicating the returns of the RCAM Composite attributable to beta and beta timing are likely to provide better risk-adjusted returns to the Fund than replicating the beta and beta timing returns of those indices.

Principal Risks

Before you decide whether to invest in the Fund, carefully consider these risk factors and special considerations associated with investing in the Fund.

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Alternative asset categories and investment strategies risk.  The Fund does not invest in hedge funds.  The Fund, however, seeks investment exposure to the asset classes, geographic markets and market sectors that drive the aggregate returns of the beta and beta timing components of the RCAM Composite.  As a result, the Fund utilizes investment strategies that are non-traditional and may be highly volatile.  Accordingly, investors should consider purchasing shares of the Fund only as part of an overall diversified portfolio and should be willing to assume the risks of potentially significant fluctuations in the value of Fund shares.

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ETF risk.  ETFs typically trade on securities exchanges and their shares may, at times, trade at a premium or discount to their net asset values.  In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities (or commodities) or the number of securities (or commodities) held.  Investing in ETFs, which are investment companies, may involve duplication of advisory fees and certain other expenses.  The Fund may invest in ETFs that are not registered under the 1940 Act, including commodity pools registered under the Commodity Exchange Act.  The Fund will incur brokerage costs when purchasing and selling shares of ETFs.

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ETN risk.  ETNs are debt securities that combine certain aspects of ETFs and bonds.  ETNs are not investment companies and thus are not regulated under the 1940 Act.  ETNs, like ETFs, are traded on stock exchanges and generally track specified market indices, and their value depends on the performance of the underlying index and the credit rating of the issuer.  ETNs may be held to maturity, but unlike bonds there are no periodic interest payments and principal is not protected.

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Derivatives risk.  A small investment in derivative instruments, or "derivatives," could have a potentially large impact on the Fund's performance.  Derivatives include instruments and contracts that are based on, and are valued in relation to, one or more underlying securities, financial benchmarks or indices. The value of a derivative depends largely upon price movements in the underlying instrument. Many of the risks applicable to trading the underlying instrument are also applicable to derivatives trading.  Therefore, many of the risks applicable to trading the underlying instrument are also applicable to derivatives trading. However, there are a number of additional risks associated with derivatives trading. Transactions in certain derivatives are subject to clearance on a U.S. national exchange and to regulatory oversight, while other derivatives are subject to risks of trading in the over-the-counter markets or on non-U.S. exchanges.

Counterparty Credit Risk.  Many purchases, sales, financing arrangements, securities lending transactions and derivative transactions in which the Fund may engage involve instruments that are not traded on an exchange.  Rather, these instruments are traded between counterparties based on contractual relationships.  As a result, the Fund is subject to the risk that a counterparty will not perform its obligations under the related contract. Although the Fund expects to enter into transactions only with counterparties believed by the Advisor to be creditworthy, there can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction as a result.

In situations where the Fund is required to post margin or other collateral with a counterparty, the counterparty may fail to segregate the collateral or may commingle the collateral with the counterparty's own assets. As a result, in the event of the counterparty's bankruptcy or insolvency, the Fund's collateral may be subject to the conflicting claims of the counterparty's creditors and the Fund may be exposed to the risk of being treated as a general unsecured creditor of the counterparty, rather than as the owner of the collateral.

The Fund is subject to the risk that issuers of the instruments in which it invests and trades may default on their obligations, and that certain events may occur that have an immediate and significant adverse effect on the value of those instruments. There can be no assurance that an issuer will not default, or that an event that has an immediate and significant adverse effect on the value of an instrument will not occur, and that the Fund will not sustain a loss on a transaction as a result.

Transactions entered into by the Fund may be executed on various U.S. and non-U.S. exchanges, and may be cleared and settled through various clearing houses, custodians, depositories and prime brokers throughout the world. Although the Fund will attempt to execute, clear and settle the transactions through entities believed to be sound, a failure by any such entity may lead to a loss to the Fund.

Illiquidity.  Derivative instruments, especially when traded in large amounts, may not always be liquid.  In such cases, in volatile markets the Fund may not be able to close out a position without incurring a loss. Daily limits on price fluctuations and speculative position limits on exchanges on which the Fund may conduct its transactions in derivative instruments may prevent profitable liquidation of positions, subjecting the Fund to potentially greater losses.

Over-the-Counter Trading. The Fund may purchase or sell derivative instruments that are not traded on an exchange. The risk of nonperformance by the obligor on such an instrument may be greater than the risk associated with an exchange-traded instrument. In addition, the Fund may not be able to dispose of, or enter into a closing transaction with respect to, such an instrument as easily as in the case of an exchange-traded instrument.  Significant disparities may exist between "bid" and "asked" prices for derivative instruments that are not traded on an exchange. Derivatives not traded on exchanges are not subject to the same type of government regulation as exchange-traded instruments, and many of the protections afforded to participants in a regulated environment may not be available with respect to these instruments.

Call Options. The Fund may engage in the use of call options. The seller (writer) of a call option which is covered (i.e., the writer holds the underlying security) assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option.

The buyer of a call option assumes the risk of losing its entire investment in the call option. However, if the buyer of the call sells short the underlying security, the loss on the call will be offset in whole or in part by gain on the short sale of the underlying security.

Put Options. The Fund may engage in the use of put options.  The seller (writer) of a put option which is covered (i.e., the writer has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received, and gives up the opportunity for gain on the short position for values of the underlying security below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option.

The buyer of a put option assumes the risk of losing its entire investment in the put option. However, if the buyer of the put holds the underlying security, the loss on the put will be offset in whole or in part by any gain on the underlying security.

Forward Contracts.  The Fund may enter into forward contracts that are not traded on exchanges and may not be regulated. There are no limitations on daily price moves of forward contracts. Banks and other dealers with which the Fund maintains accounts may require that the Fund deposit margin with respect to such trading. The Fund's counterparties are not required to continue making markets in such contracts. There have been periods during which certain counterparties have refused to continue to quote prices for forward contracts or have quoted prices with an unusually wide spread (the price at which the counterparty is prepared to buy and that at which it is prepared to sell). Arrangements to trade forward contracts may be made with only one or a few counterparties, and liquidity problems therefore might be greater than if such arrangements were made with numerous counterparties. The imposition of credit controls by governmental authorities might limit such forward trading to less than the amount that the Advisor would otherwise recommend, to the possible detriment of the Fund.

Swap Agreements.  The Fund may enter into swap agreements. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the Fund's exposure to long-term or short-term interest rates, foreign currency values, corporate borrowing rates, or other factors such as security prices, baskets of securities, or inflation rates. Swap agreements can take many different forms and are known by a variety of names. The Fund is not limited to any particular form of swap agreement if the Advisor determines that other forms are consistent with the Fund's investment objective and policies.

Swap agreements will tend to shift the Fund's investment exposure from one type of investment to another. For example, if the Fund agrees to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund's portfolio. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, individual equity values or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, the value of a swap agreement is likely to decline if the counterparty's creditworthiness declines.  Such a decrease in value might cause the Fund to incur losses.

Hedging Transactions. The Fund may employ hedging techniques. These techniques could involve a variety of derivative transactions, including swaps, futures contracts, exchange-listed and over-the-counter put and call options on securities or on financial indices, forward foreign currency contracts, and various interest rate and foreign-exchange transactions (collectively, "Hedging Instruments"). Hedging techniques involve risks different than those of underlying investments. In particular, the variable degree of correlation between price movements of Hedging Instruments and price movements in the position being hedged means that losses on the hedge may be greater than gains in the value of the Fund's positions, or that there may be losses on both legs of a transaction. In addition, certain Hedging Instruments and markets may not be liquid in all circumstances. As a result, in volatile markets, the Fund may not be able to close out a transaction in certain of these instruments without incurring losses. The Advisor may use Hedging Instruments to minimize the risk of total loss to the Fund by offsetting an investment in one security with a comparable investment in a contrasting security. However, such use may limit any potential gain that might result from an increase in the value of the hedged position. Whether the Fund hedges successfully will depend on the Advisor's ability to predict pertinent market movements. In addition, it is not possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies, because the value of those securities is likely to fluctuate as a result of independent factors not related to currency fluctuations. Finally, the daily variation margin requirements in futures contracts might create greater financial risk than would options transactions, where the exposure is limited to the cost of the initial premium and transaction costs paid by the Fund.

Liquidity of Futures Contracts. The Fund may use futures as part of its investment program. In connection with the use of futures, the Advisor determines and pursues all steps that are necessary and advisable to ensure compliance with the Commodity Exchange Act and the rules and regulations promulgated thereunder. Futures positions may be illiquid because certain commodity exchanges limit fluctuations in certain futures contract prices during a single day by regulations referred to as "daily price fluctuation limits" or "daily limits." Under such daily limits, during a single trading day no trades may be executed at prices beyond the daily limits. Once the price of a particular futures contract has increased or decreased by an amount equal to the daily limit, positions in that contract can neither be entered into nor liquidated unless traders are willing to effect trades at or within the limit. Futures prices have occasionally moved beyond the daily limits for several consecutive days with little or no trading. Over-the-counter instruments generally are not as liquid as instruments traded on recognized exchanges. These constraints could prevent the Fund from promptly liquidating unfavorable positions, thereby subjecting the Fund to substantial losses. In addition, the Commodity Futures Trading Commission and various exchanges limit the number of positions that the Fund may indirectly hold or control in particular commodities.

Non-U.S. Futures Transactions.  Foreign futures transactions involve the execution and clearing of trades on a foreign exchange. This is the case even if the foreign exchange is formally "linked" to a domestic exchange, whereby a trade executed on one exchange liquidates or establishes a position on the other exchange. No domestic organization regulates the activities of a foreign exchange, including the execution, delivery, and clearing of transactions on such an exchange, and no domestic regulator has the power to compel enforcement of the rules of the foreign exchange or the laws of the foreign country. Moreover, such laws or regulations will vary depending on the foreign country in which the transaction occurs. For these reasons, the Fund may not be afforded certain of the protections that apply to domestic transactions, including the right to use domestic alternative-dispute-resolution procedures. In particular, funds received to margin foreign futures transactions may not be provided the same protections as funds received to margin futures transactions on domestic exchanges. In addition, the price of any foreign futures or option contract and, therefore, the potential profit and loss resulting therefrom, may be affected by any fluctuation in the foreign exchange rate between the time the order is placed and the foreign futures contract is liquidated or the foreign option contract is liquidated or exercised.

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Index/tracking error risk.  Although the Fund is not an index fund, it does attempt to replicate the beta and beta timing components of the RCAM Composite.  The RCAM Composite has two years of operations and may not achieve its objective of providing a more efficient risk-adjusted return profile than other broad-based hedge fund indices.  The returns of the RCAM Composite may deviate from the returns of hedge funds generally.  Even if the RCAM Composite achieves its objective, because the Fund's investment strategy is to attempt to predict and replicate—through quantitative and qualitative analysis—the returns from the beta and beta timing components of the RCAM Composite, the Fund's performance may not resemble such returns of the RCAM Composite during any period of time.  To the extent that these analyses are not predictive of the future returns from the beta and beta timing components of the RCAM Composite, the returns of the Fund may differ significantly from such returns of the RCAM Composite and/or hedge funds generally.  For example, the Fund may not be able to replicate the returns from the beta and beta timing components of the of the RCAM Composite because of the failure of the Fund's proprietary models or the inability of the Fund's portfolio managers to replicate such returns using primarily derivative instruments and because of differences in volatility between the Fund's portfolio and the returns of the RCAM Composite.  Moreover, regulatory constraints, such as limitations with respect to leverage and the Fund's investments in illiquid securities, or certain tax related concerns, may prevent the Fund from engaging in certain strategies or investing in instruments that are directly linked to hedge fund returns.

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Management risk.  The investment process used by the Advisor could fail to achieve the Fund's investment objective and cause your investment to lose value.  The Fund's performance may not correlate to that of the RCAM Composite because of an inability to successfully identify or replicate the market exposures that drive the aggregate returns of the RCAM Composite attributable to beta or beta timing.  Accordingly, the Fund should be considered a speculative investment entailing a high degree of risk and is not suitable for all investors.

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Leveraging risk.  The use of leverage, such as entering into futures contracts and forward currency contracts and engaging in forward commitment transactions and short sales, may magnify the Fund's gains or losses.  Because many derivatives have a leverage component, adverse changes in the value or level of the underlying instrument can result in a loss substantially greater than the amount invested in the derivative itself.  Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

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Credit risk.  Failure of an issuer or guarantor of a fixed income security, or the counterparty to a derivative transaction, to make timely interest or principal payments or otherwise honor its obligations, could cause the Fund to lose money.  Similarly, a decline or perception of a decline in the credit quality of a bond can cause the bond's price to fall, potentially lowering the Fund's share price.

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Commodity sector risk.  Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities.  The values of commodities and commodity-linked investments are affected by events that might have less impact on the values of stocks and bonds.  Prices of commodities and related contracts may fluctuate significantly over short periods for a variety of factors, including: changes in supply and demand relationships, weather, fiscal, monetary and exchange control programs, acts of terrorism, tariffs and international economic, political, military and regulatory developments.  The commodity markets are subject to temporary distortions or other disruptions due to a variety of factors, including the lack of liquidity in the markets and government regulation and intervention.  U.S. futures exchanges and some foreign exchanges have regulations that limit the amount of fluctuation in futures contract prices, which may occur during a single business day.  Once a limit price has been reached in a particular contract, no trades may be made at a different price.  Limit prices have the effect of precluding trading in a particular contract or forcing the liquidation of contracts at disadvantageous times or prices.  These circumstances could adversely affect the value of the Fund's commodity-linked investments.

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Foreign investment risk.  To the extent the Fund has investment exposure to foreign markets through its investments in ETFs, ETNs or derivative transactions, the Fund's performance will be influenced by political, social and economic factors affecting investments in such markets.  Special risks associated with investments in foreign markets include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. Emerging markets tend to be more volatile than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries.

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Currency risk.  The Fund may invest directly or indirectly in currency indices or baskets.  Investments in foreign currencies or financial instruments related to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar.  Similarly, investments that speculate on the appreciation of the U.S. dollar are subject to the risk that the U.S. dollar may decline in value relative to foreign currencies.  In the case of hedged positions, the Fund is subject to the risk that the U.S. dollar will decline relative to the currency being hedged.  Currency rates in foreign countries may fluctuate significantly over short periods of time.  A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the Fund and denominated in such currencies.  Foreign currencies also are subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government controls.

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Market sector risk.  The Fund's investment strategy may result in significantly over or under exposure to certain industries or market sectors, which may cause the Fund's performance to be more or less sensitive to developments affecting those industries or sectors.

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Liquidity risk.  When there is little or no active trading market for specific types of securities, the Fund may have more difficulty selling the securities at or near their perceived value.  In such a market, the value of such securities and the Fund's share price may fall dramatically.  Investments in foreign securities tend to have greater exposure to liquidity risk than domestic securities.

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Market risk.  The market value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally.  A security's market value also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

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Interest rate risk.  Prices of bonds tend to move inversely with changes in interest rates.  Typically, a rise in rates will adversely affect bond prices and, accordingly, the Fund's share price.  The longer the effective maturity and duration of the Fund's portfolio, the more the Fund's share price is likely to react to interest rates.

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Call risk.  Some bonds give the issuer the option to call, or redeem, the bonds before their maturity date.  If an issuer "calls" its bond during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.  During periods of market illiquidity or rising interest rates, prices of "callable" issues are subject to increased price fluctuation.

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Government securities risk.  Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury.  Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer.  Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the Fund does not apply to the market value of such security or to shares of the Fund itself.  In addition, because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

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Short sales risk.  The Fund may make short sales, which may involve substantial risk and "leverage."  Short sales expose the Fund to the risk that it will be required to "cover" the short position at a time when the underlying instrument has appreciated in value, thus resulting in a loss to the Fund.

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Non-diversification risk.  The Fund is non-diversified, which means that a relatively high percentage of the Fund's assets may be invested in a limited number of positions.  Therefore, the Fund's performance may be more vulnerable to changes in the market value of a single position and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

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Portfolio Turnover Risk.  The Fund’s annual portfolio turnover rate may vary greatly from year to year, as well as within a given year.  Active and frequent trading may lead to a greater proportion of the Fund’s gains being treated for federal income tax purposes as short-term capital gains (which are generally taxable as ordinary income when distributed to shareholders) or may cause the Fund to distribute taxable income to its shareholders sooner than it would have distributed income if the investments were held for longer periods of time. Frequent trading would also result in transaction costs, which could detract from the Fund’s performance.

Under adverse market conditions or at times the Advisor determines that the level of the Fund's volatility is inconsistent with the Fund's investment objective, the Fund could invest some or all of its assets in U.S. Treasury securities and money market securities, or hold cash.  Although the Fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market.  During such periods, the Fund may not achieve its investment objective.

The Fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions and lower the Fund's after-tax performance.

The Fund has claimed an exclusion from the definition of commodity pool operator under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

For further information about the risks of investing in the Fund, please see the SAI.

Portfolio Holdings Information

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI dated March 1, 2012.  Currently, disclosure of the Fund's holdings is required to be made within 60 days of the end of each fiscal quarter, in the Fund's Annual Report and Semi-Annual Report to Fund shareholders, or in the quarterly holdings report on Form N-Q, as applicable.

MANAGEMENT OF THE FUND

Investment Advisor

Ramius Alternative Solutions LLC, a Delaware limited liability company with its principal place of business at 599 Lexington Avenue, New York, New York 10022, is the Fund's investment adviser and provides investment advisory services to the Fund pursuant to an investment advisory agreement between the Advisor and the Trust (the "Advisory Agreement").  The Advisor has been registered with the U.S. Securities and Exchange Commission ("SEC") since 2001, and is an indirect wholly-owned subsidiary of Cowen Group Inc, a leading diversified financial services firm providing alternative investment management, investment banking, research, and sales and trading services through its business units, Ramius LLC ("Ramius") and Cowen and Company.  As of December 31, 2011, the Advisor's total assets under management were approximately $2.75 billion.

The Advisor provides the Fund with advice on buying and selling securities.  The Advisor also furnishes the Fund with office space and certain administrative services.  For its services, the Advisor is entitled to receive an annual management fee of 1.15%, calculated daily and payable monthly, as a percentage of the Fund's average daily net assets.  For the year ended October 31, 2011, the Advisor received advisory fees, net of the fee waiver, of 0.97% of the average daily net asset of the Fund.

A discussion regarding the basis for the Board's approval of the Advisory Agreement is available in the Fund's Annual Report dated October 31, 2011.

Portfolio Managers

Stuart Davies.  Mr. Davies has served as a Managing Director and the Chief Investment Officer of the Advisor since 2009.  From 2005 to 2009, Mr. Davies was a Managing Director at Ivy Asset Management, where he became Global Head of Investments.  He also was a member of the Executive Committee and Investment Committee at Ivy Asset Management.  Prior to that time, he was a member of the International Investment Committee of Coronation Fund Manager and also was Head of the Investment Team at Nedcor Investment Bank International, a subsidiary of Old Mutual Plc.  He also is a Chartered Accountant and a Chartered Financial Analyst.

Vikas Kapoor.  Mr. Kapoor is a Managing Director and head of Portfolio Construction and Risk Management of the Advisor, which he joined in 2008.  From January 2006 to April 2008, Mr. Kapoor was a Managing Director at Arden Asset Management focusing on Portfolio Construction and Risk Management and was a member of Arden's Investment Committee and Management Committee.  Prior to that time, he was Managing Director of Deutsche Bank's Absolute Return Strategies Group where he headed the Quantitative Analysis and Applications Group.

The SAI provides additional information about the portfolio managers' method of compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.

Fund Expenses

The Fund is responsible for its own operating expenses.  The Advisor has contractually agreed, however, to waive its fees and/or absorb expenses of the Fund to ensure that the total annual fund operating expenses (excluding acquired fund fees and expenses, interest, taxes, dividends on short positions, brokerage commissions and extraordinary expenses such as litigation expenses or expenses related to activist or special situation investing) do not exceed 1.65% and 1.40% of the average daily net assets of its Class A shares and Class I shares, respectively.  This agreement is effective until March 1, 2013 and may be terminated by the Trust's Board of Trustees.

Any reduction in advisory fees or payment of Fund expenses made by the Advisor in a fiscal year may be reimbursed by the Fund in any of the three subsequent fiscal years if the Advisor so requests.  This reimbursement may be paid by the Fund if the aggregate amount of operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the current limitation on Fund expenses or the limitation on Fund expenses in effect at the time of the fee waiver.  Any such reimbursement is contingent upon the Board's subsequent review and ratification of the reimbursed amounts and may not cause the total fee paid by the Fund in a fiscal year to exceed the applicable limitation on Fund expenses.  The Fund must pay current ordinary operating expenses before the Advisor is entitled to request any reimbursement of fees and/or Fund expenses.

PURCHASE OF SHARES

General

This Prospectus offers two classes of shares of the Fund, designated as Class A shares and Class I shares.

•	Class A shares generally incur sales loads at the time of purchase and are subject to a distribution/service fee.

•	Class I shares are not subject to any sales loads or distribution or service fees.

By offering multiple classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares.  As described more fully below, each class of shares offers a distinct structure of sales loads, distribution/service fees and other features that are designed to address the needs of a variety of investors.

Each class of shares generally has the same rights, except for the differing sales loads, distribution/service fees, any related expenses associated with each class of shares, and the exclusive voting rights by each class with respect to any distribution plan or service plan for such class of shares.

To the extent allowed by applicable law, the Fund reserves the right to discontinue offering shares at any time or to cease operating entirely.

Class A Shares

Class A shares of the Fund are sold at the offering price, which is net asset value per share ("NAV") plus an initial maximum sales charge that varies with the amounts you invest as follows:

Class A Shares—Sales Charge Schedule
Your Investment	Front-End Sales Charge As a % Of Offering Price*	Front-End Sales Charge As a % Of Net Investment	Dealer Reallowance As a % Of Offering Price
Up to $50,000	5.50%	5.82%	5.00%
$50,000-$99,999	4.75%	4.99%	4.25%
$100,000-$249,999	3.75%	3.90%	3.25%
$250,000-$499,999	2.75%	2.83%	2.00%
$500,000-$999,999	2.00%	2.04%	1.75%
$1 million or more	See below**	See below**	See below**

*	The offering price includes the sales charge.
**	See the "Large Order Net Asset Value Purchase Privilege" section on page 21.

Because of rounding in the calculation of front-end sales charges, the actual front-end sales charge paid by an investor may be higher or lower than the percentages noted above.  No sales charge is imposed on Class A shares received from reinvestment of dividends or capital gain distributions.

Class A Shares Purchase Programs

Eligible purchasers of Class A shares also may be entitled to reduced or waived sales charges through certain purchase programs offered by the Fund.

Quantity Discounts. You may be able to lower your Class A sales charges if:

•	you plan to invest at least $50,000 in Class A shares of the Fund over the next 13 months ("Letter of Intent") (see below); or

•	the amount of Class A shares you already own in the Fund plus the amount you're investing now in Class A shares is at least $50,000 ("Cumulative Discount").

By signing a Letter of Intent you can reduce your Class A sales charge.  Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period.  Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the Letter of Intent.  Shares equal to 5.50% of the amount of the Letter of Intent will be held in escrow during the 13-month period.  If, at the end of that time, the total net amount invested made is less than the amount intended, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual net amount invested had the Letter of Intent not been in effect.  This amount will be obtained from redemption of the escrow shares.  Any remaining escrow shares will be released to you. If you establish a Letter of Intent with the Fund you can aggregate your accounts as well as the accounts of your immediate family members.  You will need to provide written instructions with respect to the other accounts whose purchases should be considered in fulfillment of the Letter of Intent.

The point of the Letter of Intent and Cumulative Discount is to let you count investments made at other times for purposes of calculating your present sales charge.  Any time you can use the privileges to "move" your investment into a lower sales charge category, it is generally beneficial for you to do so.

For purposes of determining whether you are eligible for a reduced Class A sales charge, you and your immediate family (your spouse or life partner and your children or stepchildren age 21 or younger) may aggregate your investments in the Fund.  This includes, for example, investments held in a retirement account, an employee benefit plan, or at a financial advisor other than the one handling your current purchase.  These combined investments will be valued at their current offering price to determine whether your current investment qualifies for a reduced sales charge.

Investors must notify the Fund or an authorized dealer at the time of purchase whenever a quantity discount is applicable to purchases and may be required to provide the Fund, or an authorized dealer, with certain information or records to verify eligibility for a quantity discount.  Such information or records may include account statements or other records for shares of the Fund in all accounts (e.g., retirement accounts) of the investor and other eligible persons, as described above, which may include accounts held at the Fund or at other authorized dealers.  Upon such notification, an investor will pay the lowest applicable sales charge.  Shareholders should retain any records necessary to substantiate the purchase price of the shares, as the Fund and authorized dealers may not retain this information.

Information about sales charges can be found on the Fund's website www.ramiusmutualfunds.com or you can consult with your financial representative.

Net Asset Value Purchases. You may be able to buy Class A shares without a sales charge when you are:

•	reinvesting dividends or distributions;

•	participating in an investment advisory or agency commission program under which you pay a fee to an investment advisor or other firm for portfolio management or brokerage services;

•
purchasing through a financial intermediary who has entered into an agreement with the Distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers;

•	a current trustee of the Trust; or

•
an employee (including the employee's spouse, domestic partner, children, grandchildren, parents, grandparents, siblings and any dependent of the employee, as defined in Section 152 of the Internal Revenue Code) of the Advisor or of a broker-dealer authorized to sell shares of the Fund.

Your financial advisor or the Fund's transfer agent (the "Transfer Agent") can answer your questions and help you determine if you are eligible.

Large Order Net Asset Value Purchase Privilege.  There is no initial sales charge on purchases of Class A shares in an account or accounts with an accumulated value of $1 million or more, but a contingent deferred sales charge ("CDSC") of 1.00% will be imposed in the event of certain redemptions within 18 months after the end of the month in which such purchase was made.  From its own profits and resources, the Advisor may pay a finder's fee to authorized dealers who initiate or are responsible for purchases of $1 million or more of Class A shares of the Fund equal to 1.00% of the amount under $3 million, 0.50% of the next $2 million, and 0.25% thereafter.

Class I Shares

To purchase Class I shares of the Fund, you generally must invest at least $1 million.  Class I shares are not subject to any initial sales charge.  There also is no CDSC imposed on redemptions of Class I shares, and you do not pay any ongoing distribution/service fees.

Exchange Privilege

Shareholders may exchange shares of the Fund into shares of the Ramius Trading Strategies Managed Futures Fund, which is offered in another prospectus. (Please contact the Fund at 877-672-6487 to receive the prospectus for the Ramius Trading Strategies Managed Futures Fund.)  The amount of the exchange must be equal to or greater than the required minimum initial investment (see “Minimum Investment” table above).  For U.S. federal income tax purposes, any such exchange will be treated as a taxable disposition of the exchanged shares.  You may realize either a gain or loss on those shares and will be responsible for paying the appropriate taxes.  If you exchange shares through a broker, the broker may charge you a transaction fee.  You may exchange shares by sending a written request to the Fund or by telephone.  Be sure that your written request includes the dollar amount or number of shares to be exchanged, the name(s) on the account, the account number(s), and signed by all shareholders on the account.  In order to limit expenses, the Fund reserves the right to limit the total number of exchanges you can make in any year.

At the authorized dealers request, Class A shareholders who are eligible to invest in Class I shares and who are no longer subject to a CDSC, are eligible to exchange their Class A shares for Class I shares of the same fund, if offered in their state. No sales charges or other charges will apply to any such exchange.

Distribution and Services Plan

The Fund has adopted a distribution and services plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act with respect to its Class A shares.  Under the Plan, the Fund pays distribution fees in connection with the sale and distribution of its Class A shares and service fees in connection with the provision of ongoing services to Class A shareholders and the maintenance of shareholder accounts.  These fees are paid to broker-dealers, financial advisors, or other persons, including the Advisor and the Distributor, for distribution or service activities.

The Plan provides for the compensation of a fee at the annual rate of up to 0.25% of the average daily net assets attributable to Class A shares.  Because this fee is paid out of the Fund's assets attributable to Class A shares, the fee will increase the cost of your investment and, over time, may cost you more than paying other types of sales charges.  The net income attributable to Class A shares will be reduced by the amount of distribution and service fees and other expenses of the Fund associated with that class of shares.

To assist investors in comparing classes of shares, the table under the Prospectus heading "Fees and Expenses of the Fund" provides a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares offered herein.

Class I shares are not subject to any distribution or service fees under the Plan.

Additional Share Purchase Programs

Listed below are some of the shareholder services the Fund offers to investors.  For a more complete description of the Fund's shareholder services, such as investment accounts, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please contact your authorized dealer.

Purchases by Telephone. Investors may purchase additional shares by calling 1-877-6RAMIUS (1-877-672-6487).  If elected on your account application, telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House ("ACH") network.  You must have banking information established on your account prior to making a purchase.  Your shares will be purchased at the public offering price (the NAV next calculated after receipt of your purchase order plus any applicable sales charge).

Dividend Reinvestment. You may reinvest dividends and capital gains distributions in shares of the Fund.  Such shares are acquired at NAV (without a sales charge) on the applicable payable date of the dividend or capital gain distribution.  Unless the shareholder instructs otherwise, dividends and distributions are automatically reinvested in shares of the same class of the Fund paying the dividend or distribution.  Dividends and distributions are subject to federal income tax regardless of whether received in cash or invested in additional shares.  This instruction may be made by writing to the Transfer Agent or by telephone by calling 1-877-6RAMIUS (1-877-672-6487).  The investor may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain distributions be paid in cash or be reinvested in the Fund at the next determined NAV.  If you elect to receive dividends and/or capital gain distributions in cash and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months or more, the Fund reserves the right to reinvest the distribution check in your account at the Fund's current NAV and to reinvest all subsequent distributions.

Availability of Information

Information regarding sales charges of the Fund and the applicability and availability of discounts from sales charges is available free of charge on the Fund's website at www.ramiusmutualfunds.com. The Prospectus and SAI are also available on the website.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and Prospectus to each household.  If you do not want the mailing of these documents to be combined with those of other members of your household, please contact your authorized dealer or the Transfer Agent.

YOUR ACCOUNT WITH THE FUND

Share Price

The offering price of the Fund's shares is based upon the NAV per share.  The NAV for each class of the Fund is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) allocable to such class, less all liabilities (including accrued expenses) allocable to such class, by the total number of shares outstanding in such class.

The NAV takes into account all of the expenses and fees of the Fund, including management fees and distribution/service fees, which are accrued daily.  The Fund's NAV is typically calculated as of the close of regular trading (generally, 4:00 p.m. Eastern Time) on each day that the New York Stock Exchange ("NYSE") is open for unrestricted business.  The Fund's NAV may be calculated earlier if trading on the NYSE is restricted or if permitted by the SEC.  The NYSE is closed on weekends and most U.S. national holidays.  However, foreign securities listed primarily on non-U.S. markets may trade on weekends or other days on which the Fund does not value its shares, which may significantly affect the Fund's NAV on days when you are not able to buy or sell Fund shares.

In certain circumstances, the Fund employs fair value pricing to ensure greater accuracy in determining daily NAVs and to prevent dilution by frequent traders or market timers who seek to exploit temporary market anomalies.  The Board has adopted procedures in the event that the Fund must utilize fair value pricing, including when reliable market quotations are not readily available, when the Fund's pricing service does not provide a valuation (or provides a valuation that, in the judgment of the Advisor, does not represent the security's fair value), or when, in the judgment of the Advisor, events have rendered the market value unreliable (see the discussion of fair value pricing of foreign securities in the paragraph below).  Valuing securities at fair value involves reliance on the judgment of the Board (or a committee thereof), and may result in a different price being used in the calculation of the Fund's NAV from quoted or published prices for the same securities.  Fair value determinations are made in good faith in accordance with procedures adopted by the Board.  There can be no assurance that the Fund will obtain the fair value assigned to a security if it sells the security.

Fair value pricing may be applied to foreign securities held by the Fund upon the occurrence of an event after the close of trading on non-U.S. markets but before the close of trading on the NYSE when the Fund's NAV is determined.  If the event may result in a material adjustment to the price of the Fund's foreign securities once non-U.S. markets open on the following business day (such as, for example, a significant surge or decline in the U.S. market), the Fund may value such foreign securities at fair value, taking into account the effect of such event, in order to calculate the Fund's NAV.  Other types of portfolio securities that the Fund may fair value include, but are not limited to:  (1) investments that are illiquid or traded infrequently, including "restricted" securities and private placements for which there is no public market; (2) investments for which, in the judgment of the Advisor, the market price is stale; (3) securities of an issuer that has entered into a restructuring; (4) securities for which trading has been halted or suspended; and (5) fixed income securities for which there is not a current market value quotation.

Buying Shares

The Fund's shares are offered on a continuous basis through Grand Distribution Services, LLC (the "Distributor"), as principal underwriter, located at 803 West Michigan Street, Milwaukee, Wisconsin  53233-2301.  Shares also may be purchased through members of the Financial Industry Regulatory Authority ("FINRA") who are acting as securities dealers ("dealers") and FINRA members or eligible non-FINRA members who are acting as brokers or agents for investors ("brokers").  Dealers and brokers are sometimes referred to herein as authorized dealers.

To purchase shares of the Fund, you must invest at least the minimum amount indicated in the following table.

Minimum Investments	To Open Your Account	To Add to Your Account
Class A Shares
Direct Regular Accounts	$1,000	$50
Direct Retirement Accounts	$250	$50
Automatic Investment Plan	$250	$50
Gift Account For Minors	$250	$50
Class I Shares
All Accounts	$1,000,000	$100,000

Shares of the Fund may be purchased by check, by wire transfer of funds via a bank or through an approved financial intermediary (i.e., a supermarket, investment advisor, financial planner or consultant, broker, dealer or other investment professional and their agents) authorized by the Fund to receive purchase orders.  A financial intermediary may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling Fund shares.  When purchasing shares of the Fund, investors must specify whether the purchase is for Class A or Class I shares.

You may make an initial investment in an amount greater than the minimum amounts shown in the preceding table and the Fund may, from time to time, reduce or waive the minimum initial investment amounts.  The minimum initial investment amount is automatically waived for Fund shares purchased by Trustees of the Trust and current or retired directors and employees of the Advisor and its affiliates.

In-Kind Purchases and Redemptions

The Fund reserves the right to accept payment for shares in the form of securities that are permissible investments for the Fund.  The Fund also reserves the right to pay redemptions by an "in-kind" distribution of securities (instead of cash) from the Fund.  In-kind purchases and redemptions are taxable events and may result in the recognition of gain or loss for federal income tax purposes.  See the SAI for further information about the terms of these purchases and redemptions.

Additional Investments

Additional subscriptions in the Fund generally may be made by investing at least the minimum amount shown in the table above.  Exceptions may be made at the Fund's discretion.  You may purchase additional shares of the Fund by sending a check together with the investment stub from your most recent account statement to the Fund at the applicable address listed in the table below.  Please ensure that you include your account number on the check.  If you do not have the investment stub from your account statement, list your name, address and account number on a separate sheet of paper and include it with your check.  You may also make additional investments in the Fund by wire transfer of funds or through an approved financial intermediary.  The minimum additional investment amount is automatically waived for shares purchased by Trustees of the Trust and current or retired directors and employees of the Advisor and its affiliates.  Please follow the procedures described in this Prospectus.

Customer Identification Information

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.  When you open an account, you will be asked for your name, date of birth (for a natural person), your residential address or principal place of business, and mailing address (if different) as well as your Social Security Number or Taxpayer Identification Number.  Additional information is required for corporations, partnerships and other entities.  Applications without such information will not be considered in good order.  The Fund reserves the right to deny applications if the application is not in good order.

This Prospectus should not be considered a solicitation to purchase or as an offer to sell shares of the Fund in any jurisdiction where it would be unlawful to do so under the laws of that jurisdiction.

Automatic Investment Plan

If you intend to use the Automatic Investment Plan ("AIP"), you may open your account with the initial minimum investment amount.  Once an account has been opened, you may make additional investments in the Fund at regular intervals through the AIP.  If elected on your account application, funds can be automatically transferred from your checking or savings account on the 5th, 10th, 15th, 20th or 25th of each month.  In order to participate in the AIP, each additional subscription must be at least $100, and your financial institution must be a member of the Automated Clearing House ("ACH") network.  The first AIP purchase will be made 15 days after the Transfer Agent receives your request in good order.  The Transfer Agent will charge a $25 fee for any ACH payment that is rejected by your bank.  Your AIP will be terminated if two successive mailings we send to you are returned by the U.S. Postal Service as undeliverable.  You may terminate your participation in the AIP at any time by notifying the Transfer Agent at 1-877-6RAMIUS (1-877-672-6487) at least five days prior to the date of the next AIP transfer.  The Fund may modify or terminate the AIP at any time without notice.

Timing and Nature of Requests

The purchase price you will pay for the Fund's shares will be at the next NAV (plus sales charge, if applicable) calculated after the Transfer Agent or your approved financial intermediary receives your request in good order.  "Good order" means that your purchase request includes:  (1) the name of the Fund, (2) the dollar amount of shares to be purchased, (3) your purchase application or investment stub, and (4) a check payable to Ramius Dynamic Replication Fund.  All requests to purchase Fund shares received in good order before 4:00 p.m. (Eastern Time) on a business day will be processed on that same day.  Requests received in good order after 4:00 p.m. (Eastern Time) or on a day when the Fund does not value its shares will be processed on the next business day and will receive the next subsequent NAV (plus sales charge, if applicable). If you purchase shares through a financial intermediary, it may have an earlier deadline for purchase and sale requests.

Methods of Buying

Through a broker- dealer or other financial intermediary
The Fund is offered through certain approved financial intermediaries (and their agents).  The Fund is also offered directly.  An order placed with a financial intermediary or its authorized agent is treated as if such order were placed directly with the Fund, and will be executed at the next NAV (plus sales charge, if applicable) calculated by the Fund.  Your financial intermediary will hold your shares in a pooled account in its (or its agent's) name.  The Fund or the Advisor may pay your financial intermediary (or its agent) to maintain your individual ownership information, maintain required records, and provide other shareholder services.  The financial intermediary which offers shares may require payment of additional fees from its individual clients.  If you invest through your financial intermediary, the policies and fees may be different than those described in this Prospectus.  For example, the financial intermediary may charge transaction fees or set different minimum investments.  Your financial intermediary is responsible for processing your order correctly and promptly, keeping you advised of the status of your account, confirming your transactions and ensuring that you receive copies of the Fund's Prospectus.  Please contact your financial intermediary to determine whether it is an approved financial intermediary of the Fund or for additional information.

By mail
To buy shares directly from the Fund by mail, complete an account application and send it together with your check for the amount you wish to invest to the Fund at the address indicated below.  The Fund will not accept payment in cash, including cashier's checks.  Also, to prevent check fraud, the Fund will not accept third-party checks, Treasury checks, credit card checks, traveler's checks, money orders or starter checks for the purchase of shares.

To make additional investments once you have opened your account, write your account number on the check and send it to the Fund together with the most recent confirmation statement received from the Transfer Agent.  If your check is returned for insufficient funds, your purchase will be canceled and a $25 fee will be assessed against your account by the Transfer Agent.

	Regular Mail Ramius Dynamic Replication Fund P.O. Box 2175 Milwaukee, Wisconsin 53201	Overnight Delivery Ramius Dynamic Replication Fund 803 West Michigan Street Milwaukee, Wisconsin 53233-2301
The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.
By telephone
To make additional investments by telephone, you must authorize telephone purchases on your account application.  If you have given authorization for telephone transactions and your account has been open for at least 15 days, call the Transfer Agent toll-free at 1-877-6RAMIUS (1-877-672-6487) and you will be allowed to transfer money in amounts of at least $100 from your bank account to the Fund account upon request.  Only bank accounts held at U.S. institutions that are ACH members may be used for telephone transactions.  If your order is placed before 4:00 p.m. (Eastern Time) shares will be purchased in your account at the NAV (plus sales charge, if applicable) calculated on that same day.  For security reasons, requests by telephone will be recorded.

By wire
To open an account by wire transfer, a completed account application must be received by the Fund before your wire can be accepted.  You may mail or send by overnight delivery your account application to the Transfer Agent.  Upon receipt of your completed account application, an account will be established for you.  The account number assigned to you will be required as part of the wiring instruction that should be provided to your bank to send the wire.  Your bank must include the name of the Fund, the account number, and your name so that monies can be correctly applied.  Your bank should transmit funds by wire to:

UMB Bank, n.a.
ABA Number 101000695
For credit to Ramius Dynamic Replication Fund
A/C # 98 719 16448

For further credit to:
"Ramius Dynamic Replication Fund"
Your account number
Name(s) of investor(s)
Social security or tax ID numbers

Before sending your wire, please contact the Transfer Agent at 1-877-6RAMIUS (1-877-672-6487) to notify it of your intention to wire funds.  This will ensure prompt and accurate credit upon receipt of your wire.  Your bank may charge a fee for its wiring service.

Wired funds must be received prior to 4:00 p.m. (Eastern Time) to be eligible for same-day pricing.  The Fund and UMB Bank, n.a. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Selling (Redeeming) Fund Shares

Generally, holders of shares of the Fund may redeem for cash some or all of their shares without charge by the Fund (other than any applicable sales charge or redemption fee) at any time.  As described under the Prospectus heading "Purchase of Shares," redemptions of Class A shares bought pursuant to the Large Order Net Asset Value Purchase Privilege may be subject to a CDSC.  Redemptions completed through an authorized dealer, custodian, trustee or record keeper of a retirement plan account may involve additional fees charged by such person.  Redemptions generally will be subject to federal income tax if you hold shares of the Fund in a taxable account.

Through a broker-dealer or other financial intermediary
If you purchased your shares through an approved financial intermediary, your redemption order must be placed through the same financial intermediary.  The financial intermediary must receive and transmit your redemption order to the Transfer Agent prior to 4:00 p.m. (Eastern Time) on a business day for the redemption to be processed at the current day's NAV.  Orders received after 4:00 p.m. (Eastern Time) or on a day when the Fund does not value its shares will be transacted at the next business day's NAV.  Please keep in mind that your approved financial intermediary may charge additional fees for its services.

By mail
You may redeem shares purchased directly from the Fund by mail.  Send your written redemption request to Ramius Dynamic Replication Fund at the address indicated below.  Your request must be in good order and contain the Fund name, the name(s) on the account, your account number and the dollar amount or the number of shares to be redeemed.  The redemption request must be signed by all shareholders listed on the account.  Additional documents are required for certain types of shareholders, such as corporations, partnerships, executors, trustees, administrators, or guardians (i.e., corporate resolutions dated within 60 days, or trust documents indicating proper authorization).

	Regular Mail Ramius Dynamic Replication Fund P.O. Box 2175 Milwaukee, Wisconsin 53201	Overnight Delivery Ramius Dynamic Replication Fund 803 West Michigan Street Milwaukee, Wisconsin 53233-2301
A Medallion signature guarantee must be included if any of the following situations apply:
	•	You wish to redeem more than $50,000 worth of shares;
	•	When redemption proceeds are sent to any person, address or bank account not on record;
	•	If a change of address was received by the Transfer Agent within the last 15 days;
	•	If ownership is changed on your account; or
	•	When establishing or modifying certain services on your account.
By telephone
To redeem shares by telephone, call the Fund at 1-877-6RAMIUS (1-877-672-6487) and specify the amount of money you wish to redeem.  You may have a check sent to the address of record, or, if previously established on your account, you may have proceeds sent by wire or electronic funds transfer through the ACH network directly to your bank account.  Wire transfers are subject to a $20 fee paid by the shareholder and your bank may charge a fee to receive wired funds.  Overnight check delivery is subject to a $15 fee (additional charges may apply for Saturday delivery) .  You do not incur any charge when proceeds are sent via the ACH network; however, credit may not be available for two to three business days.  If you are authorized to perform telephone transactions (either through your account application form or by subsequent arrangement in writing with the Fund), you may redeem shares up to $50,000 by instructing the Fund by phone at 1-877-6RAMIUS (1-877-672-6487).  Unless noted on the initial account application, a Medallion signature guarantee is required of all shareholders in order to qualify for or to change telephone redemption privileges.

Note:  The Fund and all of its service providers will not be liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine.  To confirm that all telephone instructions are genuine, the caller must verify the following:

	•	The Fund account number;
	•	The name in which his or her account is registered;
	•	The social security or tax identification number under which the account is registered; and
	•	The address of the account holder, as stated in the account application form.

Medallion Signature Guarantee

In addition to the situations described above, the Fund reserves the right to require a Medallion signature guarantee in other instances based on the circumstances relative to the particular situation.

Shareholders redeeming their shares by mail should submit written instructions with a Medallion signature guarantee (if you wish to redeem more than $50,000 worth of shares) from an eligible institution acceptable to the Transfer Agent, such as a domestic bank or trust company, broker, dealer, clearing agency or savings association, or from any participant in a Medallion program recognized by the Securities Transfer Association.  The three recognized Medallion programs are Securities Transfer Agents Medallion Program, Stock Exchanges Medallion Program and New York Stock Exchange, Inc. Medallion Signature Program.  Signature guarantees that are not part of these programs will not be accepted.  Participants in Medallion programs are subject to dollar limitations which must be considered when requesting their guarantee. The Transfer Agent may reject any signature guarantee if it believes the transaction would otherwise be improper.  A notary public cannot provide a signature guarantee.

Systematic Withdrawal Plan

You may request that a predetermined dollar amount be sent to you on a monthly or quarterly basis.  Your account must maintain a value of at least $500 for you to be eligible to participate in the Systematic Withdrawal Plan ("SWP").  The minimum withdrawal amount is $50.  If you elect to receive redemptions through the SWP, the Fund will send a check to your address of record, or will send the payment via electronic funds transfer through the ACH network, directly to your bank account.  You may request an application for the SWP by calling the Transfer Agent toll-free at 1-877-6RAMIUS (1-877-672-6487).  The Fund may modify or terminate the SWP at any time.  You may terminate your participation in the SWP by calling the Transfer Agent at least five business days before the next withdrawal.

Payment of Redemption Proceeds

You may redeem shares of the Fund at a price equal to the NAV next determined after the Transfer Agent and/or authorized agent receives your redemption request in good order.  Your redemption request cannot be processed on days the NYSE is closed.  All requests received in good order by the Transfer Agent and/or authorized agent before the close of the regular trading session of the NYSE (generally, 4:00 p.m. Eastern Time) will usually be sent to the bank you indicate or mailed on the following day to the address of record.  In all cases, proceeds will be processed within seven calendar days and sent to you after your redemption request has been received.

If you purchase shares using a check and soon after request a redemption, if the check has not cleared, the Fund will not consider the request to be “in good order” and will not honor your request. The redemption request will need to be submitted after the check has cleared.  Furthermore, there are certain times when you may be unable to sell Fund shares or receive proceeds.  Specifically, the Fund may suspend the right to redeem shares or postpone the date of payment upon redemption for more than three business days: (1) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (2) for any period during which an emergency exists affecting the sale of the Fund's securities or making such sale or the fair determination of the value of the Fund's net assets not reasonably practicable; or (3) for such other periods as the SEC may permit for the protection of the Fund's shareholders.

Other Redemption Information

Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether to withhold federal income tax.  Redemption requests failing to indicate an election not to have taxes withheld will generally be subject to a 10% federal income tax withholding. In addition, if you are a resident of AR, CA, DE, IA, KS, ME, MA, NE, NC, OK, OR, or VT, state income tax also applies to non-Roth IRA distributions when Federal withholding applies.

The Fund generally pays sale (redemption) proceeds in cash.  However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders), the Fund may pay all or part of a shareholder's redemption proceeds in liquid securities with a market value equal to the redemption price (known as redemption-in-kind).  If the Fund redeems your shares in kind, you will bear any market risks associated with investment in these securities, and you will be responsible for the costs (including brokerage charges) of converting the securities to cash.

The Fund may redeem all of the shares held in your account if your balance falls below the Fund's minimum initial investment amount due to your redemption activity.  In these circumstances, the Fund will notify you in writing and request that you increase your balance above the minimum initial investment amount within 30 days of the date of the notice.  If, within 30 days of the Fund's written request, you have not increased your account balance, your shares will be automatically redeemed at the current NAV.  The Fund will not require that your shares be redeemed if the value of your account drops below the investment minimum due to fluctuations of the Fund's NAV.

Cost Basis Information

As of January 1, 2012, federal law requires that open-end regulated investment companies report their shareholders' cost basis, gain or loss, and holding period to the IRS on their shareholders’ Consolidated Form 1099s when “covered” shares of the regulated investment companies are redeemed.  Covered shares are generally any shares acquired (including pursuant to a dividend reinvestment plan) on or after January 1, 2012.

The Fund has chosen “first-in, first-out” (“FIFO”) as its standing (default) tax lot identification method for all shareholders, which means this is the method the Fund will use to determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing price, and the entire position is not sold at one time.  The Fund’s standing tax lot identification method is the method it will use to report the sale of covered shares on your Consolidated Form 1099 if you do not select a specific tax lot identification method.  Subject to certain limitations, you may choose a method other than the Fund’s standing method at the time of your purchase or upon the sale of covered shares.  Please refer to the appropriate Treasury regulations or consult your tax advisor with regard to your personal circumstances.

Tools to Combat Frequent Transactions

The Fund discourages excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm the Fund's performance.  The Fund takes steps to reduce the frequency and effect of these activities in the Fund.  These steps may include monitoring trading activity and using fair value pricing.  Although these efforts (which are described in more detail below) are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity may occur.  Further, while the Fund makes efforts to identify and restrict frequent trading, the Fund receives purchase and sale orders through financial intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or the use of group or omnibus accounts by those intermediaries.  The Fund seeks to exercise its judgment in implementing these tools to the best of its ability in a manner that the Fund believes is consistent with shareholder interests.

Redemption Fee
You will be charged a redemption fee of 2.00% of the value of the Fund's shares being redeemed if you redeem your shares of the Fund within 60 days of purchase.  The "first in, first out" (FIFO) method is used to determine the holding period; this means that if you bought shares on different days, the shares purchased first will be redeemed first for the purpose of determining whether the redemption fee applies.  The redemption fee is deducted from the sale proceeds and is retained by the Fund for the benefit of its remaining shareholders. The fee will not apply to redemptions (i) due to shareholder's death or disability, (ii) from certain omnibus accounts with systematic or contractual limitations, (iii) of shares acquired through reinvestments of dividends or capital gains distributions, (iv) through certain employer-sponsored retirement plans or employee benefit plans or, with respect to any plan, to comply with minimum distribution requirements, (v) effected pursuant to an automatic non-discretionary rebalancing program, (vi) pursuant to the SWP, (vii) pursuant to asset allocation programs, wrap fee programs, and other investment programs offered by financial institutions where investment decisions are made on a discretionary basis by investment professionals or (viii) by the Fund with respect to accounts falling below the minimum initial investment amount.  The Fund reserves the right to waive this fee in other circumstances if the Advisor determines that doing so is in the best interests of the Fund.

Although the Fund aims to apply the redemption fee uniformly, the redemption fee may not apply in certain circumstances where it is not currently practicable for the Fund to impose the fee, such as redemptions of shares held in certain omnibus accounts or retirement plans that cannot implement the redemption fee.

Monitoring Trading Practices
The Fund may monitor trades in an effort to detect short-term trading activities.  If, as a result of this monitoring, the Fund believes that a shareholder has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder's accounts.  In making such judgments, the Fund seeks to act in a manner that it believes is consistent with the best interest of shareholders.  Due to the complexity and subjectivity involved in identifying abusive trading activity, there can be no assurance that the Fund's efforts will identify all trades or trading practices that may be considered abusive.

General Transaction Policies

Some of the following policies are mentioned above.  In general, the Fund reserves the right to:

•	vary or waive any minimum investment requirement;

•	refuse, change, discontinue, or temporarily suspend account services, including purchase or telephone redemption privileges, for any reason;

•
reject any purchase request for any reason (generally, the Fund does this if the purchase is disruptive to the efficient management of the Fund due to the timing of the investment or an investor's history of excessive trading);

•	delay paying redemption proceeds for up to seven calendar days after receiving a request, if an earlier payment could adversely affect the Fund;

•	reject any purchase or redemption request that does not contain all required documentation; and

•	subject to applicable law, the Fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

If you elect telephone privileges on the account application or in a letter to the Fund, you may be responsible for any fraudulent telephone orders as long as the Fund and/or its service providers have taken reasonable precautions to verify your identity.  In addition, once you place a telephone transaction request, it cannot be canceled or modified.

During periods of significant economic or market change, telephone transactions may be difficult to complete.  If you are unable to contact the Fund by telephone, you may also mail your request to the Fund at the address listed under "Methods of Buying."

Please note that the value of your account may be transferred to the appropriate state if no activity occurs in the account within the time period specified by state law.

Your broker or other financial intermediary may establish policies that differ from those of the Fund.  For example, the organization may charge transaction fees, set higher minimum investments, or impose certain limitations on buying or selling shares in addition to those identified in this Prospectus.  Contact your broker or other financial intermediary for details.

SERVICE FEES – OTHER PAYMENTS TO THIRD PARTIES

The Fund or the Advisor may pay service fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions some of which may be affiliate for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.

The Advisor, out of its own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments or non-cash compensation to intermediaries that sell shares of the Fund.  These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary.  The Advisor may pay cash compensation for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs or may pay an expense reimbursement in cases where the intermediary provides shareholder services to the Fund's shareholders.  The Advisor may also pay cash compensation in the form of finder's fees that vary depending on the Fund and the dollar amount of the shares sold.

DIVIDENDS AND DISTRIBUTIONS

The Fund will make distributions of net investment income and net capital gains, if any, at least annually, typically in December.  The Fund may make an additional payment of dividends or distributions if it deems it desirable at any other time during the year.

Some of the Fund's investment income may be subject to foreign income taxes that are withheld at the country of origin.  Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

If you buy shares of the Fund just before it makes a distribution (on or before the record date), you will receive some of the purchase price back in the form of a taxable distribution.  The per share distributions on

Class A shares may be lower than the per share distributions on Class I shares as a result of the higher distribution/service fees applicable to Class A shares.

All dividends and distributions will be reinvested in Fund shares unless you choose one of the following options:  (1) receive net investment income dividends in cash, while reinvesting capital gain distributions in additional Fund shares; or (2) receive all dividends and distributions in cash.  If you wish to change your distribution option, please write to the Transfer Agent before the payment date of the distribution.

If you elect to receive distributions in cash and the U.S. Postal Service cannot deliver your check, or if your distribution check has not been cashed for six months, the Fund reserves the right to reinvest the distribution check in your account at the Fund's then current NAV and to reinvest all subsequent distributions.

FEDERAL INCOME TAX CONSEQUENCES

The following discussion is very general.  Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax advisor about your investment in the Fund.

You will generally have to pay federal income taxes, as well as any state or local taxes, on distributions received from the Fund, whether paid in cash or reinvested in additional shares.  If you sell Fund shares, it is generally considered a taxable event.

Distributions of net investment income, other than “qualified dividend income,” and distributions of short-term capital gains, are taxable for federal income tax purposes at ordinary income tax rates.  Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxable for federal income tax purposes as long-term capital gain, regardless of how long the shareholder has held Fund shares.  For taxable years beginning on or before December 31, 2012, distributions reported as qualified dividend income are taxed to individuals and other non-corporate investors at rates applicable to long-term capital gains, provided certain holding period and other requirements are satisfied.  Dividends paid by a Fund may qualify in part for the dividends received deduction available to corporate shareholders, provided certain holding period and other requirements are satisfied.

You may want to avoid buying shares of the Fund just before it declares a distribution (on or before the record date), because such a distribution will be taxable to you even though it may effectively be a return of a portion of your investment.

Dividends declared in October, November or December to shareholders of record as of a date in such month and paid during the following January are treated as if received on December 31 of the calendar year when the dividends were declared.  Information on the federal income tax status of dividends and distributions is provided annually.

If you are neither a citizen nor a resident of the United States, certain dividends you receive from the Fund may be subject to federal withholding tax.  To the extent that the Fund’s distributions are subject to such withholding, the Fund will withhold federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty).  Dividends that are reported by the Fund as “interest-related dividends” or “short-term capital gain dividends” are generally exempt from such withholding for taxable years of the Fund that began before January 1, 2012.

If you do not provide the Fund with your correct taxpayer identification number and any required certifications, you will be subject to backup withholding on your redemption proceeds, dividends and other distributions.  Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.  The backup withholding rate is currently 28% and is scheduled to increase to 31% in 2013.

FINANCIAL HIGHLIGHTS

The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund class, assuming reinvestment of all dividends and distributions. The financial information for the periods shown has been audited by Tait, Weller & Baker LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request.

Per share operating performance.
For a capital share outstanding throughout each period.

Class A
	For the Year Ended October 31, 2011		For the Period July 22, 2010* to October 31, 2010
Net asset value, beginning of period	$10.08		$10.00
Income from Investment Operations:
Net investment loss	(0.05)	1	(0.01)	1
Net realized and unrealized gain (loss) on investments	(0.20)		0.09
Total from investment operations	(0.25)		0.08
Less Distributions:
From net investment income	(0.01)		-
From net realized gain	(0.02)		-
Total distributions	(0.03)		-

Redemption fee proceeds	-	2	-	2

Net asset value, end of period	$9.80		$10.08

Total return3	(2.51)%		0.80%	4

Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$46		$41

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.86%	6	1.94%	5, 8
After fees waived and expenses absorbed	1.68%	6	1.76%	5, 8
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	(0.70)%	7	(0.86)%	5, 9
After fees waived and expenses absorbed	(0.52)%	7	(0.68)%	5, 9
Portfolio turnover rate	374%		141%	4

*	Commencement of operations.
1	Based on average shares outstanding for the period.
2	Amount represents less than $0.01 per share.
3
Does not include payment of maximum sales charge of 5.50%.  If the sales charges were included, total return would be lower.  These returns include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.

4	Not annualized.
5	Annualized.
6
Includes dividends on securities sold short and interest expense. If these expenses were excluded, the ratio of expenses to average net assets before fees waived would have been 1.83%; the ratio of expenses to average net assets after fees waived would have been 1.65%.

7
Includes dividends on securities sold short and interest expense. If these expenses were excluded, the ratio of net investment income to average net assets before fees waived would have been (0.67)%; the ratio of net investment income to average net assets after fees waived would have been (0.49)%.

8
Includes dividends on securities sold short and interest expense. If these expenses were excluded, the ratio of expenses to average net assets before fees waived would have been 1.83%; the ratio of expenses to average net assets after fees waived would have been 1.65%.

9
Includes dividends on securities sold short and interest expense. If these expenses were excluded, the ratio of net investment income to average net assets before fees waived would have been (0.75)%; the ratio of net investment income to average net assets after fees waived would have been (0.57)%.

Per share operating performance.
For a capital share outstanding throughout each period.
Class I	For the Year Ended October 31, 2011		For the Period July 22, 2010* to October 31, 2010
Net asset value, beginning of period	$10.08		$10.00
Income from Investment Operations:
Net investment loss	(0.03)	1	(0.01)	1
Net realized and unrealized gain (loss) on investments	(0.20)		0.09
Total from investment operations	(0.23)		0.08
Less Distributions:
From net investment income	(0.01)		-
From net realized gain	(0.02)		-
Total distributions	(0.03)		-
Redemption fee proceeds	-	2	-
Net asset value, end of period	$9.82		$10.08
Total return	(2.29)%		0.80%	3
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$128,260		$132,967

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.61%	5	1.69%	4, 7
After fees waived and expenses absorbed	1.43%	5	1.51%	4, 7
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	(0.45)%	6	(0.61)%	4, 8
After fees waived and expenses absorbed	(0.27)%	6	(0.43)%	4, 8
Portfolio turnover rate	374%		141%	3

*	Commencement of operations.
1	Based on average shares outstanding for the period.
2	Amount represents less than $0.01 per share.
3	Not annualized.
4	Annualized.
5
Includes dividends on securities sold short and interest expense. If these expenses were excluded, the ratio of expenses to average net assets before fees waived would have been 1.58%; the ratio of expenses to average net assets after fees waived would have been 1.40%.

6
Includes dividends on securities sold short and interest expense. If these expenses were excluded, the ratio of net investment income to average net assets before fees waived would have been (0.42)%; the ratio of net investment income to average net assets after fees waived would have been (0.24)%.

7
Includes dividends on securities sold short and interest expense. If these expenses were excluded, the ratio of expenses to average net assets before fees waived would have been 1.58%; the ratio of expenses to average net assets after fees waived would have been 1.40%.

8
Includes dividends on securities sold short and interest expense. If these expenses were excluded, the ratio of net investment income to average net assets before fees waived would have been (0.50)%; the ratio of net investment income to average net assets after fees waived would have been (0.32)%.

Investment Adviser
Ramius Alternative Solutions LLC
599 Lexington Avenue
New York, New York  10022

Independent Counsel
Bingham McCutchen LLP
355 S. Grand Avenue, Suite 4400
Los Angeles, California  90071

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania  19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri  64106

Fund Co-Administrator
Mutual Fund Administration Corporation
2220 E. Route 66, Suite 226
Glendora, California  91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
803 W. Michigan Street
Milwaukee, Wisconsin  53233

Distributor
Grand Distribution Services, LLC
803 W. Michigan Street
Milwaukee, Wisconsin  53233

Ramius Dynamic Replication Fund
A series of the Investment Managers Series Trust

FOR MORE INFORMATION

You can find more information about the Fund in the following documents:

Statement of Additional Information (SAI)

The SAI provides additional details about the investments and techniques of the Fund and certain other additional information.  A current SAI is on file with the SEC and is incorporated into this Prospectus by reference.  This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders.  In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its most recent fiscal year.

The SAI and the Fund’s annual and semi-annual reports are available free of charge on the Fund's website at www.ramiusmutualfunds.com.  You can obtain a free copy of the SAI or the Fund's annual and semi-annual reports (once available), request other information, or inquire about the Fund by contacting a broker that sells the Fund or by calling the Fund (toll-free) at 1-877-6RAMIUS (1-877-672-6487) or by writing to:

Ramius Dynamic Replication Fund
P.O. Box 2175
Milwaukee, WI  53201

You may review and copy information including the shareholder reports and SAI at the Public Reference Room of the SEC in Washington, DC.  You can obtain information on the operation of the Public Reference Room by calling (202) 551-8090.  Reports and other information about the Fund are also available:

•	Free of charge from the SEC's EDGAR database on the SEC's Internet website at http://www.sec.gov;
•	For a fee, by writing to the Public Reference Section of the SEC, Washington, DC 20549-0102; or
•	For a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

________________________________________________

(The Trust's SEC Investment Company Act file number is 811- 21719)